Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Expense (Benefit) [Abstract]
Income Tax Disclosure [Text Block]

22. Income Taxes:

22.1 Drybulk and Tanker Segments

Neither the Marshall Islands nor Malta imposes a tax on international shipping income earned by a “non-resident” corporation thereof. Under the laws of the Marshall Islands and Malta, the countries in which Dryships and the vessels owned by subsidiaries of the Company are registered, the Company's subsidiaries (and their vessels) are subject to registration fees and tonnage taxes, as applicable, which have been included in Vessels' operating expenses in the accompanying consolidated statements of operations.

Pursuant to Section 883 of the United States Internal Revenue Code (the “Code”) and the regulations there under, a foreign corporation engaged in the international operation of ships is generally exempt from U.S. federal income tax on its U.S.-source shipping income if the foreign corporation meets both of the following requirements: (a) the foreign corporation is organized in a foreign country that grants an “equivalent exemption” to corporations organized in the United States for the types of shipping income (e.g., voyage, time, bareboat charter) earned by the foreign corporation and (b) more than 50% of the value of the foreign corporation's stock is owned, directly or indirectly, by individuals who are “residents” of the foreign corporation's country of organization or of another foreign country that grants an “equivalent exemption” to corporations organized in the United States (the “50% Ownership Test”). For purposes of the 50% Ownership Test, stock owned in a foreign corporation by a foreign corporation whose stock is “primarily and regularly traded on an established securities market” in the United States (the “Publicly-Traded Test”) will be treated as owned by individuals who are “residents” in the country of organization of the foreign corporation that satisfies the Publicly-Traded Test.

The Marshall Islands and Malta, the jurisdictions where the Company and its ship-owning subsidiaries are incorporated, each grants an “equivalent exemption” to United States corporations with respect to each type of shipping income earned by the Company's ship-owning subsidiaries. Therefore, the ship-owning subsidiaries will be exempt from United States federal income taxation with respect to U.S.-source shipping income if they satisfy the 50% Ownership Test.

The Company believes that it satisfied the Publicly-Traded Test for its 2009, 2010 and 2011 Taxable Years and therefore 100% of the stock of its Marshall Islands and Malta ship-owning subsidiaries will be treated as owned by individuals “resident” in the Marshall Islands. As such, each of the Company's Marshall Islands and Malta ship-owning subsidiaries will be entitled to exemption from U.S. federal income tax in respect of their U.S. source shipping income. The Company's ship-owning subsidiaries intend to take such position on their U.S. federal income tax returns for the 2011 taxable year.

22.2 Drilling Segment:

Ocean Rig UDW operates through its various subsidiaries in a number of countries throughout the world. Income taxes have been provided based upon the tax laws and rates in the countries in which operations are conducted and income is earned. The countries in which Ocean Rig UDW operates have taxation regimes with varying nominal rates, deductions, credits and other tax attributes. Consequently, there is not an expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes.

The components of the Ocean Rig UDW income/(losses) before taxes are as follows:

	Year Ended December 31,
	2009	2010	2011
Domestic Income/(loss) (Marshall Islands)	(370,007)	174,794	190,940
Foreign Income/ (Loss)	498,558	(19,597)	(68,214)

Total income before taxes	$128,551	$155,197	$122,726

The table below shows for each entity’s total income tax expense for the period and statutory tax rate:

	Year Ended December 31,
	2009	2010	2011

Current Tax expense	$12,797	$20,227	$27,637
Deferred Tax expense / (benefit)	0	209	(209)
Income taxes	12,797	$20,436	$27,428

Effective tax rate	10%	13%	21%

The current tax expense is mainly related to withholding tax based on total contract revenue or bareboat fees. In 2011 approximately 92% of the current tax expense was related to withholding tax in Ghana, Tanzania and Turkey. In 2010 approximately 95% of the current tax expense was related to withholding tax in Ghana and Turkey, while in 2009 approximately 89% of the current tax expense was related to withholding tax in Ghana.

Taxes have not been reflected in Other Comprehensive income since the valuation allowances would result in no recognition of deferred tax.

Up to December 15, 2009, when a corporate reorganization occurred, Ocean Rig's drilling operations were consolidated in Ocean Rig ASA, a company incorporated and domiciled in Norway. Subsequently, many of the activities and assets have moved to jurisdictions that do not have corporate taxation. As a result, net deferred tax assets were reversed in 2009. The net deferred tax assets of $91.6 million consisted of gross deferred tax assets of $105.1 million net of gross deferred tax liabilities of $13.5 million. However, a corresponding amount ($91.6 million) of valuation allowance was also reversed. As a result, there was no impact on deferred tax expense for the change of tax status of these entities in 2009.

Reconciliation of total tax expense:

	Year Ended December 31,
	2009	2010	2011
Change in valuation allowance	(93,358)	(14,922)	(41,870)
Differences in tax rates	138,865	14,177	(3,288)
Effect of permanent differences	21,317	40	2
Adjustments in respect to current income tax of previous years	0	281	(766)
Effect of exchange rate differences	(65,472)	1,465	(3,318)
Withholding tax	11,445	19,395	26,132
Loss of tax loss carry forward because of liquidation	0	0	50,536

Total	$12,797	$20,436	$27,428

Ocean Rig UDW has for 2011 elected to use the statutory tax rate for each year based upon the location where the largest parts of its operations were domiciled. During 2010 and 2011, most of its activities were in Marshall Islands with tax rate of zero.

Ocean Rig is subject to changes in tax laws, treaties, regulations and interpretations in and between the countries in which its subsidiaries operate. A material change in these tax laws, treaties, regulations and interpretations could result in a higher or lower effective tax rate on worldwide earnings.

Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities at the applicable tax rates in effect.

	Year Ended December 31,
	2010	2011
Deferred tax assets
Net operations loss carry forward	$49,707	$8,015
Accrued expenses	944	0
Accelerated depreciation of assets	8	31
Pension	157	713

Total deferred tax assets	$50,816	$8,759

Less: valuation allowance	(50,630)	(8,759)
Total deferred tax assets, net	186	0

Deferred tax liabilities
Depreciation and amortization	$(395)	$0

Total deferred tax liabilities	$(395)	$0

The amounts above are reflected in the Consolidated Balance Sheet as follows:
Net deferred tax assets/ (liability)	$(209)	$0

Long-term net deferred tax assets (liabilities)	$(209)	$0

A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company provides a valuation allowance to offset deferred tax assets for net operating losses (“NOL”) incurred during the year in certain jurisdictions and for other deferred tax assets where, in the Company's opinion, it is more likely than not that the financial statement benefit of these losses will not be realized. The Company provides a valuation allowance for foreign tax loss carry forward to reflect the possible expiration of these benefits prior to their utilization. As of December 31, 2011, the valuation allowance for deferred tax assets is reduced from $50,630 in 2010 to $8,759 in 2011 reflecting a reduction in net deferred tax assets during the period. The decrease is primarily a result of the reduction of deferred tax asset due to utilization or loss of tax loss carry forwards in Norway and in Cyprus in 2011.

As of December 31, 2011 the net operating losses on a gross basis are $25,594 and are mainly related to losses in Norway, Brazil and Greenland. These losses are available indefinitely for offset against future taxable

The Company's income tax returns are subject to review and examination in the various jurisdictions in which the Company operates. Currently one tax audit is open. The Company may contest any tax assessment that deviates from its tax filing. However, this review is not expected to incur any tax payables and uncertain tax positions are regarded as immaterial.

The Company tax returns in the major jurisdictions in which the Company operates, are generally subject to examination for periods ranging from three to six years.

The Company accrues interest and penalties related to its liabilities for unrecognized tax benefits as a component of income tax expense. During the year ended December 31, 2009, 2010 and 2011, the company had no unrecognized tax benefits and did not incur any interest or penalties.

Ocean Rig UDW, and/or one of its subsidiaries, filed federal and local tax returns in several jurisdictions throughout the world. The amount of current tax benefit recognized during the years ended December 31, 2010 and 2011 from the settlement of disputes with tax authorities and the expiration of statute of limitations was insignificant.

All earnings in foreign jurisdictions are permanently reinvested as the earnings are needed for working capital need. Hence, no deferred tax liability has been recognized.